--------------------------------------------------------------------------------
The Guardian Bond Fund
-------------------------------------

[PHOTO OMITTED]                        [PHOTO OMITTED]

Thomas G. Sorell, C.F.A                Howard W. Chin,
Co-Portfolio Manager                   Co-Portfolio Manager

Net Assets at June 30, 2002: $ 376,660,587

Q     How did the Fund perform for the first six months of 2002?

A: The Fund had a total return of 3.49%(1) for the six months ended June 30, 2002, outperforming the average fund in the Lipper Intermediate Investment Grade(2) peer group, which returned 2.62% for the same period (the peer group consists of 26 other variable annuity subaccounts that invest in primarily investment grade debt with average maturities of 5-10 years). The Lehman Aggregate Bond Index,(3) which measures the taxable fixed income market, had a return of 3.79% and has now outperformed the S&P 500 Index(4) over the last five years ended June 30, 2002 by 3.88% on an annual basis.

Q:    What factors affected the Fund's performance?

A: The domestic fixed income market performed well during the first half of 2002, but in many respects, it was the beneficiary of the dramatic volatility experienced elsewhere in the broader capital markets. The equity markets were rocked by a seemingly endless stream of announcements regarding record-setting corporate bankruptcies and malfeasance. Serious questions were raised about the ethics of corporate executives and the quality of audited financial statements. Investors severely punished both the equity and debt securities of those firms that admitted to (or assumed to have) any difficulty. Geopolitical risk and terrorist threats ratcheted investor uncertainty and anxiety up even further. Not surprisingly, the equity markets were sharply lower in the first half of 2002 while U.S. Treasury securities resumed their position as a safe haven for investors during volatile times.

      This is not to say that the fixed income markets have enjoyed a bump-free ride in 2002. In fact, the strong overall performance was achieved as investor sentiment and expectations shifted between the first and second quarters, and not all sectors performed equally well.

      Coming into 2002, many market participants believed the economy would soon recover, and following the release of supportive economic data, the market quickly concluded the Federal Reserve Board (Fed) would need to tighten monetary policy perhaps as early as May. As a result, the yield curve moved sharply upwards over the first quarter as 2-year Treasury yields increased by 0.67% while 10-year yields increased by 0.38%. However, we saw a full reversal in the second quarter as additional economic data indicated the pace of recovery was likely to be much more modest than first expected. In fact, as the second quarter drew to a close, many economists forecasted that the Fed would not increase rates until late 2002 or 2003 at the earliest. As a result, Treasury yields fell substantially and ended the second quarter lower than their 2001 year-end levels.

      While the Treasury market did well, the story was quite different in the corporate bond market, as some sectors (telecommunications and natural gas pipelines) performed very poorly while others did reasonably well. In fact, investor focus alternated between these "blow-ups" and "everything else." That was not very surprising, considering the unprecedented $78 billion in downgrades of investment grade credits to below-investment grade in the first half of 2002 alone, as compared to the previous full-year record for "fallen angels" of $64 billion set in 2001. Overall, corporate bonds as measured by the Lehman Credit Index(5) returned 2.63% in the first half and more importantly, underperformed comparable duration Treasuries by 1.85% in the second quarter alone and by

================================================================================
"...we believe spread assets are still more attractive than Treasuries, especially in the corporate bond sector where its recent underperformance has resulted in spreads that are historically attractive and likely to outperform in a recovering economy.
================================================================================

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Index is not available for direct investment and the returns do not reflect expenses that have been deducted from the Fund.
(4) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Index is not available for direct investment and its returns do not reflect the fees and expenses that apply to mutual funds.
(5) The Lehman Credit Index is an unmanaged index that is generally considered to be representative of U.S. investment grade corporate bond market activity. The Index is not available for direct investment and the returns do not reflect expenses that apply to mutual funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1.37% through June 30, 2002. In contrast, the telecommunication and natural gas pipeline sectors returned -10.98% and 0.24% respectively on a nominal basis and underperformed similar Treasuries by 15.48% and 3.95%, respectively. If we exclude these two sectors, the remaining components of the Lehman Credit Index would have returned 4.41% on a nominal basis and outperformed comparable Treasuries by 0.77%.

      In contrast, the securitized products sectors -- mortgage-backed (MBS), asset-backed (ABS) and commercial mortgage-backed securities (CMBS) -- were the top three performing sectors in the Lehman Index as investors sought to avoid corporate bond risk and continue to earn an incremental spread over Treasuries. These considerations were especially key to the exceptional performance of CMBS. Specifically, the MBS, ABS and CMBS sectors(6) returned 4.51%, 4.45% and 6.34%, respectively, on a nominal basis and outperformed Treasuries by 1.27%, 1.19% and 1.86%, respectively.

Q:    What was your investment strategy during the period?

A: Coming into 2002, we believed that the spread sectors were fundamentally undervalued and elected to overweight many of the sectors on a selective basis. We were overweighted in all of the securitized products sector for the entire period and as the prospects for interest rate increases by the Fed receded further into the future, these sectors performed very well and contributed substantially to the Fund's outperformance. Given the volatility experienced in the corporate bond market, these triple-A rated sectors also gained additional sponsorship and demand as they were increasingly viewed by fixed income investors as a safe haven, in much the same way equity investors may view Treasuries as their safe haven.

      Although we were also overweighted in the corporate sector, we took a much more defensive and cautious posture. We positioned our exposures in sectors (autos, paper and energy) poised to outperform in a recovering economy, which served the Fund well earlier in the year. Once the prospects of a recovery seemed less certain, we reduced our overweights. More importantly, given the uncertainty regarding the next corporate "blow up" and the corresponding severity of such "headline risk," we opted to keep the portfolio well-diversified with smaller individual exposures and heightened our emphasis on credit risk assessment and security selection.

Q:    What is your outlook for the rest of the year?

A: We believe the economy will continue to recover, but at a modest pace. Consumer spending (fueled by a strong housing market) remains on the firm side, which should lend continuing support to the recovery but we have yet to see the required pick-up in other sectors of the economy to indicate a full recovery. The 5.0% growth in Gross Domestic Product (GDP) in the first quarter was largely the result of a slower rate of inventory depletion, and other recent economic indicators suggest a moderate recovery in 2002 at best. Given the massive loss of wealth, and more fundamentally, the loss of confidence in corporate America, the equity market will likely need strong and sustained proof of an economic recovery before we see it recover.

      Even a modest recovery may be jeopardized by an erosion in consumer confidence due to some exogenous event such as another terrorist attack or international political crisis. The consumer has been the key to limiting this recession's impact and any serious blow to this sector would substantially raise the prospect of a double-dip recession.

      Barring such a scenario, we believe spread assets are still more attractive than Treasuries, especially in the corporate bond sector where its recent underperformance has resulted in spreads that are historically attractive and likely to outperform in a recovering economy. We intend to maintain an overweighted exposure in corporate bonds and utilize our credit expertise to identify investment opportunities in companies that have been unfairly painted with the same brush as a company undergoing adverse events or publicity. We believe the market frequently overreacts and often presents us with such opportunities if we do the appropriate analysis. Similarly, we are still comfortable with the prospects for the securitized products sector and will maintain our overweighted exposure there, while keeping a close eye on shifting relative value. As always, we remain focused on sound asset allocation and superior security selection that places an even greater premium on discerning risks and uncovering value.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(2)
                         FOR PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
1 Year ..................................................................  8.58%
3 Year ..................................................................  7.62%
5 Years .................................................................  6.95%
10 Years ................................................................  6.84%
Since Inception (5/1/83) ................................................  8.69%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

(6) The respective indexes are: the Lehman Asset-Backed Securities (ABS) Index, the Lehman Mortgage-Backed Securities (MBS) Index, and the Lehman Commercial Mortgage-Backed Securities (CMBS) Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
------------------------------

Schedule of Investments
June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
Asset Backed -- 12.4%
--------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$ 1,118,094   Amresco 1997-1 MIF
                7.42% due 3/25/2027                               $   1,133,600
  3,600,000   Chase Manhattan Auto Owner Tr.
                2002-A A4
                4.24% due 9/15/2008                                   3,628,343
  3,520,000   Chevy Chase Auto Rec. Tr.
                2001-2 A4
                4.44% due 4/16/2007                                   3,573,333
  5,308,000   Citibank Credit Card Issuance Tr.
                2000-A1 A1
                6.90% due 10/15/2007                                  5,774,262
  3,600,000   Daimler Chrysler Auto Tr.
                2002-A A4
                4.49% due 10/6/2008                                   3,670,914
  4,700,000   Honda Auto Rec. Owner Tr.
                2002-1 A4
                4.22% due 4/16/2007                                   4,754,568
  3,500,000   Household Priv. Label Credit Card
                Nt. Tr. 2001-2 A
                4.95% due 6/16/2008                                   3,607,139
  5,308,000   Peco Energy Transition Tr.
                1999-A A6
                6.05% due 3/1/2009                                    5,625,483
  3,296,700   Residential Asset Sec. Corp.
                2000-KS5 AI5
                7.615% due 12/25/2031                                 3,545,685
  3,800,000   Residential Asset Sec. Corp.
                1998-KS3 AI5
                6.16% due 4/25/2026                                   3,923,973
  3,700,000   Residential Funding Mtg. Sec. I
                2002-HS2 A3
                4.44% due 3/25/2017                                   3,704,070
  3,700,000   Vanderbilt Acquisition Loan Tr.
                2002-1 A2
                4.77% due 10/7/2018                                   3,735,890
-------------------------------------------------------------------------------
              Total Asset Backed
                (Cost $45,708,419)                                   46,677,260
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Commercial Mortgage Backed -- 5.5%
-------------------------------------------------------------------------------
$ 3,630,000   Bear Stearns Comm'l. Mtg. Sec., Inc.
                2002-Top6 A2
                6.46% due 10/15/2036                              $   3,823,681
  5,082,068   First Union-Lehman Bros.-
                Bank of America 1998-C2 A1
                6.28% due 11/18/2035                                  5,349,717
  3,620,000   LB-UBS Comm'l. Mtg. Tr.
                2001-C7 A5
                6.133% due 12/15/2030                                 3,737,085
  3,800,000   LB-UBS Comm'l. Mtg. Tr.
                2002-C2 A2
                4.904% due 7/15/2026                                  3,793,920
    485,000   Morgan Stanley Dean Witter
                Capital I 2002-Top7 A2
                5.98% due 1/15/2039                                     495,178
  3,600,000   Wachovia Bank Comm'l. Mtg. Tr.
                2002-C1 A2
                5.681% due 4/15/2034                                  3,708,181
-------------------------------------------------------------------------------
              Total Commercial Mortgage Backed
                (Cost $20,531,152)                                   20,907,762
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Corporate Bonds -- 24.8%
-------------------------------------------------------------------------------
Airlines -- 0.5%
$ 1,800,000   Delta Air Lines, Inc.
                6.417% due 7/2/2012                               $   1,851,978
-------------------------------------------------------------------------------
Automotive -- 1.4%
  1,250,000   Ford Motor Co.
                7.45% due 7/16/2031                                   1,163,559
  3,800,000   TRW, Inc.
                7.625% due 3/15/2006                                  4,083,613
                                                                  -------------
                                                                      5,247,172
-------------------------------------------------------------------------------
Building Materials -- 0.2%
    900,000   CRH America, Inc.
                6.95% due 3/15/2012                                     946,544
-------------------------------------------------------------------------------
Chemicals -- 0.1%
    500,000   PolyOne Corp. +
                8.875% due 5/1/2012                                     515,888
-------------------------------------------------------------------------------
Energy - Refining -- 1.1%
  3,500,000   Tosco Corp.
                8.125% due 2/15/2030                                  4,118,387
-------------------------------------------------------------------------------
Entertainment -- 0.9%
  1,750,000   AOL Time Warner, Inc.
                6.15% due 5/1/2007                                    1,671,691
  1,850,000   AOL Time Warner, Inc.
                7.625% due 4/15/2031                                  1,619,875
                                                                  -------------
                                                                      3,291,566
-------------------------------------------------------------------------------
Environmental -- 0.5%
  1,750,000   USA Waste Svcs., Inc.
                7.00% due 10/1/2004                                   1,815,112
-------------------------------------------------------------------------------
Finance Companies -- 1.7%
  3,700,000   Ford Motor Credit Co.
                7.60% due 8/1/2005                                    3,884,619
  1,600,000   General Motors Acceptance Corp.
                7.00% due 2/1/2012                                    1,602,082
    750,000   General Motors Acceptance Corp.
                8.00% due 11/1/2031                                     767,062
                                                                  -------------
                                                                      6,253,763
-------------------------------------------------------------------------------

                       See notes to financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
Financial -- 0.4%
$   450,000   Goldman Sachs Group, Inc.
                6.60% due 1/15/2012                               $     458,373
    900,000   Morgan Stanley Dean Witter
                6.60% due 4/1/2012                                      917,178
                                                                  -------------
                                                                      1,375,551
-------------------------------------------------------------------------------
Financial - Banks -- 2.1%
  3,600,000   Citigroup, Inc.
                6.00% due 2/21/2012                                   3,614,573
    450,000   Regions Financial Corp.
                6.375% due 5/15/2012                                    463,184
  3,600,000   Wells Fargo Bank NA
                6.45% due 2/1/2011                                    3,762,633
                                                                  -------------
                                                                      7,840,390
-------------------------------------------------------------------------------
Health Care -- 0.1%
    500,000   Tenet Healthcare Corp.
                6.50% due 6/1/2012                                      511,320
-------------------------------------------------------------------------------
Industrial - Other -- 1.0%
  3,500,000   Aramark Svcs., Inc.
                6.75% due 8/1/2004                                    3,604,454
-------------------------------------------------------------------------------
Media - Cable -- 1.7%
  3,750,000   Comcast Cable Comm., Inc.
                6.875% due 6/15/2009                                  3,489,825
  3,800,000   CSC Hldgs., Inc. +
                7.625% due 4/1/2011                                   3,057,404
                                                                  -------------
                                                                      6,547,229
-------------------------------------------------------------------------------
Media - NonCable  -- 0.9%
  3,500,000   Scholastic Corp.
                5.75% due 1/15/2007                                   3,533,218
-------------------------------------------------------------------------------
Merchandising - Mass -- 0.9%
  3,400,000   Wal-Mart Stores, Inc.
                8.75% due 12/29/2006                                  3,415,164
-------------------------------------------------------------------------------
Merchandising - Supermarkets -- 2.0%
  3,800,000   Kroger Co.
                7.25% due 6/1/2009                                    4,095,013
  3,400,000   Safeway, Inc.
                7.25% due 2/1/2031                                    3,521,336
                                                                  -------------
                                                                      7,616,349
-------------------------------------------------------------------------------
Natural Gas - Pipelines -- 1.1%
  3,500,000   Consolidated Natural Gas Co.
                7.25% due 10/1/2004                                   3,723,244
    420,000   El Paso Corp.
                7.00% due 5/15/2011                                     401,951
                                                                  -------------
                                                                      4,125,195
-------------------------------------------------------------------------------
Paper and Forest Products -- 1.0%
  1,900,000   Domtar, Inc
                7.875% due 10/15/2011                                 2,061,753
    500,000   Sappi Papier Hldg. AG +
                6.75% due 6/15/2012                                     506,292
  1,200,000   Weyerhaeuser Co. +
                6.75% due 3/15/2012                                   1,242,619
                                                                  -------------
                                                                      3,810,664
-------------------------------------------------------------------------------
Railroads -- 2.0%
  3,700,000   Norfolk Southern Corp.
                6.75% due 2/15/2011                                   3,921,622
  3,700,000   Union Pacific Corp.
                6.625% due 2/1/2029                                   3,587,069
                                                                  -------------
                                                                      7,508,691
-------------------------------------------------------------------------------
Real Estate Investment Trust -- 1.0%
  3,600,000   EOP Operating LP
                7.00% due 7/15/2011                                   3,781,930
-------------------------------------------------------------------------------
Utilities - Electric and Water -- 2.1%
  1,000,000   Calpine Canada Energy
                8.50% due 5/1/2008                                      685,000
  1,800,000   National Rural Utilities Coop. Fin.
                8.00% due 3/1/2032                                    1,976,747
  2,000,000   Oncor Electric Delivery +
                7.00% due 5/1/2032                                    2,014,806
  3,300,000   PSE&G Energy Hldgs.
                8.50% due 6/15/2011                                   3,080,283
                                                                  -------------
                                                                      7,756,836
-------------------------------------------------------------------------------
Wireless Communications -- 0.2%
    450,000   AT & T Wireless Svcs., Inc.
                8.125% due 5/1/2012                                     366,947
    235,000   Verizon Wireless, Inc. +
                5.375% due 12/15/2006                                   219,243
                                                                  -------------
                                                                        586,190
-------------------------------------------------------------------------------
Wireline Communications -- 1.0%
    450,000   British Telecom. PLC
                1.00% due 12/15/2010                                    489,689
    400,000   Deutsche Telekom Int'l. Fin.
                9.25% due 6/1/2032                                      403,190
    900,000   France Telecom SA
                1.00% due 3/1/2011                                      821,770
    900,000   Qwest Capital Funding, Inc.
                7.75% due 8/15/2006                                     549,000
  1,800,000   Verizon Pennsylvania
                5.65% due 11/15/2011                                  1,655,219
                                                                  -------------
                                                                      3,918,868
-------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
------------------------------

Schedule of Investments
June 30, 2002 (Unaudited) (Continued)

Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
Yankee -- 0.9%
$ 3,500,000   Pemex Master Tr.
                7.875% due 2/1/2009                               $   3,491,250
-------------------------------------------------------------------------------
              Total Corporate Bonds
                (Cost $93,903,734)                                   93,463,709
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Mortgage Pass-Throughs -- 32.8%
-------------------------------------------------------------------------------
              FHLMC
$16,900,000     6.00%, (30 yr. TBA)                               $  16,852,477
  5,798,000     6.50%, (30 yr. TBA)                                   5,912,151
 12,700,000     7.00%, (30 yr. TBA)                                  13,148,463
    326,275     7.00%, 8/1/2008                                         344,887
              FNMA
  2,770,000     6.00%, (15 yr. TBA)                                   2,822,802
  7,630,000     6.50%, (15 yr. TBA)                                   7,899,430
  1,550,000     7.00%, (15 yr. TBA)                                   1,626,046
  4,100,000     6.00%, (30 yr. TBA)                                   4,087,188
 41,275,000     6.50%, (30 yr. TBA)                                  42,061,784
  2,495,000     7.00%, (30 yr. TBA)                                   2,583,103
  4,900,000     7.50%, (30 yr. TBA)                                   5,140,404
  6,137,474     6.00%, 10/1/2013                                      6,317,460
    318,075     8.00%, 6/1/2008                                         335,707
  1,441,049     8.00%, 2030                                           1,530,687
    611,264     8.00%, 3/1/2031                                         649,138
      2,320     8.25%, 1/1/2009                                           2,440
     69,238     8.50%, 8/1/2009                                          73,950
              GNMA
  8,450,000     6.50%, (30 yr. TBA)                                   8,616,364
    992,333     6.50%, (30 yr. TBA)                                   1,014,428
  2,367,083     8.00%, 2030                                           2,521,561
-------------------------------------------------------------------------------
              Total Mortgage Pass-Throughs
                (Cost $122,169,768)                                 123,540,470
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. Government -- 21.0%
-------------------------------------------------------------------------------
U.S. Government Agencies -- 5.2%
              FNMA
  7,800,000     5.00%, 1/15/2007                                      8,012,885
  6,640,000     6.00%, 5/15/2008                                      7,075,312
  3,000,000     6.125%, 3/15/2012                                     3,161,010
  1,200,000     6.375%, 6/15/2009                                     1,298,026
                                                                  -------------
                                                                     19,547,233
-------------------------------------------------------------------------------
U.S. Treasury Bonds and Notes -- 15.8%
              U.S. Treasury Bonds
  3,842,000     5.375%, 2/15/2031                                     3,762,160
              U.S. Treasury Notes
  9,670,000     3.00%, 1/31/2004                                      9,733,058
  8,100,000     3.25%, 5/31/2004                                      8,162,014
    400,000     3.375%, 4/30/2004                                       404,220
  3,600,000     4.375%, 5/15/2007                                     3,649,500
  1,950,000     4.75%, 11/15/2008                                     1,985,675
  6,444,000     4.875%, 2/15/2012                                     6,468,165
    295,000     5.00%, 8/15/2011                                        299,097
  3,060,000     5.25%, 5/15/2004                                      3,198,263
  3,000,000     5.75%, 8/15/2010                                      3,209,064
  2,570,000     5.875%, 11/15/2004                                    2,731,427
  5,320,000     6.00%, 8/15/2009                                      5,779,057
  1,305,000     6.125%, 8/15/2007                                     1,422,376
  7,800,000     6.50%, 2/15/2010                                      8,719,464
                                                                  -------------
                                                                     59,523,540
-------------------------------------------------------------------------------
              Total U.S. Government
                (Cost $78,050,416)                                   79,070,773
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Commercial Paper -- 30.1%
-------------------------------------------------------------------------------
Asset Backed -- 2.7%
 10,000,000   Frigate Funding Corp.
                1.80% due 7/15/2002 (a)                               9,993,000
-------------------------------------------------------------------------------
Automotive -- 5.0%
 10,250,000   BMW US Capital Corp.
                1.70% due 7/15/2002 (a)                              10,243,224
  8,700,000   Volkswagen Of America, Inc.
                1.74% due 7/22/2002 (a)                               8,691,169
                                                                  -------------
                                                                     18,934,393
-------------------------------------------------------------------------------
Consumer Products  -- 2.5%
  9,555,000   L'Oreal USA, Inc.
                1.78% due 7/18/2002 (a)                               9,546,969
-------------------------------------------------------------------------------
Financial -- 5.8%
  8,050,000   Goldman Sachs Group
                1.76% due 7/15/2002 (a)                               8,044,490
 10,200,000   Morgan Stanley Dean Witter
                1.70% due 7/15/2002 (a)                              10,193,257
  3,800,000   Salomon Smith Barney Hldgs., Inc.
                1.78% due 7/15/2002 (a)                               3,797,369
                                                                  -------------
                                                                     22,035,116
-------------------------------------------------------------------------------
Financial - Banks -- 2.7%
 10,000,000   Barclays Bank PLC
                1.72% due 7/15/2002 (a)                               9,993,311
-------------------------------------------------------------------------------
Food and Beverage -- 1.1%
  4,000,000   Coca-Cola Enterprises, Inc.
                1.74% due 7/15/2002 (a)                               3,997,293
-------------------------------------------------------------------------------
Insurance -- 0.7%
  2,830,000   American General ECN
                1.70% due 7/18/2002 (a)                               2,827,728
-------------------------------------------------------------------------------
Oil and Gas Services -- 2.7%
 10,000,000   Motiva Enterprises
                1.72% due 7/15/2002 (a)                               9,993,311
-------------------------------------------------------------------------------

                       See notes to financial statements.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
Pharmaceuticals -- 2.7%
$10,250,000   Pfizer, Inc.
                1.70% due 7/15/2002 (a)                           $  10,243,224
-------------------------------------------------------------------------------
Telecommunications -- 2.4%
  9,000,000   Verizon Global Funding Corp.
                1.74% due 7/15/2002 (a)                               8,993,910
-------------------------------------------------------------------------------
Utilities - Electric and Water -- 1.8%
  6,785,000   National Rural Utilities Coop. Fin.
                1.69% due 7/15/2002 (a)                               6,780,541
-------------------------------------------------------------------------------
              Total Commercial Paper
                (Cost $113,338,796)                               $ 113,338,796
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 3.8%
-------------------------------------------------------------------------------

Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$14,336,000   State Street Bank and Trust Co.
              repurchase agreement,
              dated 6/28/2002,
              maturity value $14,338,282
              at 1.91%, due 7/1/2002 (1)(a)
                (Cost $14,336,000)                                $  14,336,000
-------------------------------------------------------------------------------
Total Investments -- 130.4%
  (Cost $488,038,285)                                               491,334,770
Payables for Mortgage Pass-Throughs
  Delayed Delivery Securities(a) -- (33.1)%                        (124,982,440)
Cash, Receivables and Other Assets
  Less Liabilities -- 2.7%                                           10,308,257
-------------------------------------------------------------------------------
Net Assets -- 100%                                                $ 376,660,587
-------------------------------------------------------------------------------

+     Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
------------------------------

Statement of Assets
and Liabilities
June 30, 2002 (Unaudited)

ASSETS
  Investments, at market (cost $488,038,285)                      $ 491,334,770
  Cash                                                                        9
  Receivable for securities sold                                     19,518,532
  Interest receivable                                                 3,615,780
  Receivable for fund shares sold                                       648,786
  Other assets                                                            1,087
                                                                  -------------
    Total Assets                                                    515,118,964
                                                                  -------------

LIABILITIES
  Payable for forward mortgage securities
    purchased -- Note E                                             124,982,440
  Payable for securities purchased                                   13,239,913
  Payable for fund shares redeemed                                       45,384
  Accrued expenses                                                       38,097
  Due to affiliates                                                     152,543
                                                                  -------------
    Total Liabilities                                               138,458,377
                                                                  -------------
    Net Assets                                                    $ 376,660,587
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   3,100,049
  Additional paid-in capital                                        369,179,074
  Undistributed net investment income                                 1,528,612
  Accumulated net realized loss on investments                         (443,633)
  Net unrealized appreciation of investments                          3,296,485
                                                                  -------------
    Net Assets                                                    $ 376,660,587
                                                                  =============

Shares Outstanding -- $0.10 par value                                31,000,487
                                                                  =============

Net Asset Value Per Share                                         $       12.15
                                                                  =============

Statement of Operations
Six Months Ended
June 30, 2002 (Unaudited)

INVESTMENT INCOME
  Interest                                                        $  10,208,808
                                                                  -------------

  Expenses:
    Investment advisory fees -- Note B                                  900,146
    Custodian fees                                                       51,871
    Printing expense                                                     28,352
    Audit fees                                                           10,193
    Interest expense on reverse repurchase
      agreements                                                          8,466
    Directors' fees -- Note B                                             8,183
    Legal fees                                                            7,191
    Insurance expense                                                     2,636
    Loan commitment fees -- Note H                                        1,689
    Registration fees                                                       496
    Other                                                                   225
                                                                  -------------
    Total Expenses                                                    1,019,448
                                                                  -------------

  Net Investment Income                                               9,189,360
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS -- NOTE F
    Net realized loss on investments                                    (31,463)
    Net change in unrealized depreciation
      of investments                                                  3,414,840
                                                                  -------------
  Net Realized and Unrealized Gain
    on Investments                                                    3,383,377
                                                                  -------------
      NET INCREASE IN NET ASSETS
        FROM OPERATIONS                                           $  12,572,737
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                         Six Months       Year Ended
                                                                                              Ended     December 31,
                                                                                      June 30, 2002             2001
                                                                                        (Unaudited)        (Audited)
                                                                                      -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                             $   9,189,360    $  20,441,401
    Net realized gain/(loss) on investments                                                 (31,463)      18,233,783
    Net change in unrealized appreciation/(depreciation) of investments                   3,414,840       (6,389,951)
                                                                                      -------------    -------------
      Net Increase in Net Assets from Operations                                         12,572,737       32,285,233
                                                                                      -------------    -------------

  Dividends and Distributions to Shareholders from:
    Net investment income                                                                (7,660,748)     (21,748,858)
    Net realized gain on investments                                                        (92,912)      (1,685,008)
                                                                                      -------------    -------------
      Total Dividends and Distributions to Shareholders                                  (7,753,660)     (23,433,866)
                                                                                      -------------    -------------

  From Capital Share Transactions:
    Net increase/(decrease) in net assets from capital share transactions -- Note G      13,949,423       (6,394,373)
                                                                                      -------------    -------------
  Net Increase in Net Assets                                                             18,768,500        2,456,994

NET ASSETS:
Beginning of period                                                                     357,892,087      355,435,093
                                                                                      -------------    -------------
End of period*                                                                        $ 376,660,587    $ 357,892,087
                                                                                      =============    =============

* Includes undistributed net investment income of:                                    $   1,528,612    $          --

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                     Six Months
                                                       Ended                            Year Ended December 31, (Audited)
                                                   June 30, 2002    ---------------------------------------------------------------
                                                    (Unaudited)            2001         2000         1999         1998         1997
                                                    -------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........................   $     11.99        $  11.75     $  11.41     $  12.23     $  12.11     $  11.83
                                                    -----------        --------     --------     --------     --------     --------
Income from investment
  operations:
  Net investment income .........................          0.30            0.69         0.81         0.68         0.69         0.75
  Net realized and unrealized gain/
    (loss) on investments .......................          0.12            0.34         0.31        (0.79)        0.28         0.29
                                                    -----------        --------     --------     --------     --------     --------
  Net increase/(decrease) from investment
    operations ..................................          0.42            1.03         1.12        (0.11)        0.97         1.04
                                                    -----------        --------     --------     --------     --------     --------

Dividends and Distributions
  to Shareholders from:
  Net investment income .........................         (0.26)          (0.73)       (0.78)       (0.68)       (0.69)       (0.76)
  Net realized gain on investments ..............          0.00(a)        (0.06)          --        (0.03)       (0.16)          --
                                                    -----------        --------     --------     --------     --------     --------
  Total dividends and distributions .............         (0.26)          (0.79)       (0.78)       (0.71)       (0.85)       (0.76)
                                                    -----------        --------     --------     --------     --------     --------

Net asset value, end of period ..................   $     12.15        $  11.99     $  11.75     $  11.41     $  12.23     $  12.11
                                                    -----------        --------     --------     --------     --------     --------

Total return* ...................................          3.49%(b)        8.86%       10.02%       (0.84)%       8.10%        8.99%
                                                    -----------        --------     --------     --------     --------     --------

Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .............................   $   376,661        $357,892     $355,435     $376,431     $381,387     $355,412
  Ratio of expenses to
    average net assets ..........................          0.57%(c)        0.57%        0.55%        0.57%        0.67%        0.59%
  Ratio of expenses excluding interest expense to
    average net assets ..........................          0.56%(c)        0.56%        0.55%        0.55%        0.55%        0.55%
  Ratio of net investment
    income to average net assets ................          5.10%(c)        5.41%        6.75%        5.78%        5.51%        6.15%
  Portfolio turnover
    rate ........................................           139%            414%         297%         257%         287%         340%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Rounds to less than $0.01.
(b)   Not annualized.
(c)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
Note A -- Organization and Accounting Policies
--------------------------------------------------------------------------------

      The Guardian Variable Contract Funds, Inc. (GVCF) was organized in March 1983 and was known as "The Guardian Stock Fund, Inc." prior to September 13, 1999. Shares are offered in four series: The Guardian Stock Fund (GSF), The Guardian VC 500 Index Fund (GVC500IF), The Guardian VC Asset Allocation Fund (GVCAAF), and The Guardian VC High Yield Bond Fund (GVCHYBF). The Guardian Life Insurance Company of America (Guardian Life) commenced investment into GVCHYBF on August 17, 1999, GVC500IF on August 25, 1999 and GVCAAF on September 15, 1999, with 107,281 shares for $1,072,813; 20,027,804 shares for $200,278,036;
and 2,500,000 shares for $25,000,000, respectively, to facilitate operations.

      GVCF, The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each series of GVCF and GBF and GCF are referred to collectively as the "Funds" and individually as a "Fund."

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GVC500IF, GVCAAF, GVCHYBF, GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc.
(GIAC). GIAC is a wholly-owned subsidiary of Guardian Life. GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of June 30, 2002, no Class II shares have been issued.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices. In GVCAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value,in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Foreign Currency Translation

      GSF, GVC500IF, and GVCHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF, GVC500IF, and GVCHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

      GSF, GVC500IF, GVCAAF and GVCHYBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

(or for non-hedging purposes). Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

Dividend Distributions

      GSF, GVC500IF, GVCAAF, GVCHYBF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF, GVC500IF, GVCAAF, GVCHYBF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments and declares all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are declared as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

-------------------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to or from Related Parties
-------------------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services LLC (GIS, formerly known as "Guardian Investor Services Corporation"), a wholly-owned subsidiary of GIAC. GSF, GVCAAF, GBF and GCF pay investment advisory fees at an annual rate of .50% of the average daily net assets of each Fund. GVC500IF and GVCHYBF pay investment advisory fees at an annual rate of ..25% and .60%, respectively, of their average daily net assets. GIS voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds .28% of the average daily net assets of GVC500IF. GIS subsidized .04% of the ordinary operating expenses of GVC500IF or $72,389 for the six months ended June 30, 2002. If total expenses of the Funds, except GVC500IF (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Funds, GIS has agreed to assume any such excess expenses. None of the Funds exceeded this limit during the six months ended June 30, 2002.

      There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

      The Guardian Fund Complex pays directors who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive $2,000 per committee meeting fee also allocated among all funds in the Guardian Fund Complex based on relative average daily net assets.

      GVCAAF received $250,908 in dividends from other Guardian mutual funds for the six months ended June 30, 2002.

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

---------------------------------------
Note D -- Reverse Repurchase Agreements
---------------------------------------

      GBF, GVCAAF and GVCHYBF may enter into reverse repurchase agreements with banks or third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF, GVCAAF and GVCHYBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GBF on reverse repurchase agreements for the six months ended June 30, 2002 amounted to $8,466.

      Information regarding transactions by GBF under reverse repurchase agreements is as follows:

Average amount outstanding
  during the period ...............................................  $6,115,942
Weighted average interest rate
  during the period ...............................................        0.68%

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

      GBF, GVCAAF and GVCHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

---------------------------------
Note F -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2002 were as follows:

                                                    GSF             GVC500IF
                                                    ---             --------
         Purchases ......................     $ 617,868,636       $ 26,846,337
         Proceeds .......................     $ 741,841,031       $  8,465,921

                                                  GVCAAF             GVCHYBF
                                                  ------             -------
         Purchases ......................     $          --       $ 14,886,470
         Proceeds .......................     $          --       $ 12,445,659

                                                    GBF
                                                    ---
         Purchases ......................     $ 514,430,176
         Proceeds .......................     $ 489,777,708

      The cost of investments owned at June 30, 2002 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at June 30, 2002 for GSF, GVC500IF, GVCAAF, GVCHYBF and GBF were as follows:

                                                    GSF             GVC500IF
                                                    ---             --------
         Gross Appreciation .............     $  88,584,977       $  19,280,995
         Gross Depreciation .............      (216,544,602)       (123,206,105)
                                              -------------       -------------
           Net Unrealized Depreciation ..      (127,959,625)      $(103,925,110)
                                              =============       =============

                                                  GVCAAF             GVCHYBF
                                                  ------             -------
         Gross Appreciation .............     $     192,679       $     781,190
         Gross Depreciation .............        (5,996,323)         (1,431,251)
                                              -------------       -------------
           Net Unrealized Depreciation ..     $  (5,803,644)      $    (650,061)
                                              =============       =============

                                                    GBF
                                                    ---
         Gross Appreciation .............     $   5,501,951
         Gross Depreciation .............        (2,205,466)
                                              -------------
           Net Unrealized Appreciation ..     $   3,296,485
                                              =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

---------------------------------------
Note G -- Transactions in Capital Stock
---------------------------------------

      There are 800,000,000 shares of $0.001 par value capital stock authorized for GVCF divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares; GVC500IF Class I consists of 200,000,000 shares; GVCAAF Class I and GVCHYBF Class I each consist of 100,000,000 shares; and GSF Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through June 30, 2002, no Class II shares of GSF were issued. Transactions in capital stock were as follows:

                                       Six Months Ended           Year Ended    Six Months Ended           Year Ended
                                               June 30,         December 31,            June 30,         December 31,
                                                   2002                 2001                2002                 2001
                                             (Unaudited)            (Audited)         (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------------
                                                       Shares                                   Amount
----------------------------------------------------------------------------------------------------------------------
o The Guardian Stock Fund
Shares sold                                     960,829            3,815,255       $  27,110,539        $ 122,786,296
Shares issued in reinvestment of
  dividends and distributions                   544,573              784,694          14,289,601           24,458,898
Shares repurchased                           (7,084,612)         (18,650,149)       (197,109,413)        (568,765,235)
----------------------------------------------------------------------------------------------------------------------
  Net decrease                               (5,579,210)         (14,050,200)      $(155,709,273)       $(421,520,041)
----------------------------------------------------------------------------------------------------------------------
o The Guardian VC 500 Index Fund
Shares sold                                   1,449,148           13,181,683       $  11,635,206        $ 119,420,668
Shares issued in reinvestment of
  dividends and distributions                   221,204              408,501           1,687,785            3,526,181
Shares repurchased                             (952,651)            (611,918)         (7,726,322)          (5,222,250)
----------------------------------------------------------------------------------------------------------------------
  Net increase                                  717,701           12,978,266        $  5,596,669        $ 117,724,599
----------------------------------------------------------------------------------------------------------------------
o The Guardian VC Asset Allocation Fund
Shares sold                                     268,646            1,514,707        $  2,261,368        $  13,674,648
Shares issued in reinvestment of
  dividends and distributions                    97,846              177,529             763,200            1,572,906
Shares repurchased                             (250,052)            (428,231)         (2,048,528)          (3,647,883)
----------------------------------------------------------------------------------------------------------------------
  Net increase                                  116,440            1,264,005           $ 976,040        $  11,599,671
----------------------------------------------------------------------------------------------------------------------
o The Guardian VC High Yield Bond Fund
Shares sold                                     763,255            1,744,621        $  6,287,388        $  15,630,031
Shares issued in reinvestment
  of dividends                                  133,150              340,888           1,061,205            2,808,473
Shares repurchased                             (525,407)          (1,239,376)         (4,347,172)         (10,983,562)
----------------------------------------------------------------------------------------------------------------------
  Net increase                                  370,998              846,133        $  3,001,421         $  7,454,942
----------------------------------------------------------------------------------------------------------------------

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                                                                              79
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The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
----------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

                                       Six Months Ended           Year Ended    Six Months Ended           Year Ended
                                               June 30,         December 31,            June 30,         December 31,
                                                   2002                 2001                2002                 2001
                                             (Unaudited)            (Audited)         (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------------
                                                       Shares                                   Amount
----------------------------------------------------------------------------------------------------------------------
o The Guardian Bond Fund
Shares sold                                   3,014,657            7,257,437       $  36,701,292        $  88,866,716
Shares issued in reinvestment
  of dividends and distributions                627,121            1,928,395           7,632,057           23,063,933
Shares repurchased                           (2,502,137)          (9,581,533)        (30,383,926)        (118,325,022)
----------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                     1,139,641             (395,701)      $  13,949,423         $ (6,394,373)
----------------------------------------------------------------------------------------------------------------------
o The Guardian Cash Fund
Shares sold                                  36,224,288           47,189,875       $ 362,242,879        $ 471,898,754
Shares issued in reinvestment
  of dividends                                  308,143            1,631,504           3,081,430           16,315,042
Shares repurchased                          (39,932,335)         (39,602,863)       (399,323,346)        (396,028,632)
----------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                    (3,399,904)           9,218,516       $ (33,999,037)       $  92,185,164
----------------------------------------------------------------------------------------------------------------------

------------------------
Note H -- Line of Credit
------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the six months ended June 30, 2002, none of the Funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

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